OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND
Supplement dated May 9, 2012 to the
Prospectus and Statement of Additional Information dated July 29, 2011

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Rochester Minnesota Municipal Fund, dated July 29, 2011, and is in addition to any other supplements.

The Prospectus is revised as follows:

The section titled “Risks of Non-Diversification,” on page 5, is deleted in its entirety.

The SAI is amended as follows:

1.	The section titled “Non-Diversification of the Fund’s Investments,” on page 19, is deleted in its entirety and replaced with the following:

Non-Diversification of the Funds’ Investments. Each Fund, except Oppenheimer Rochester Minnesota Municipal Fund, is “non-diversified” as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one “issuer.” That means that a non-diversified Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if a Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a “regulated investment company” under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund’s total assets may be invested in the securities of a single issuer (other than government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

        Diversification of the Minnesota Fund. Oppenheimer Rochester Minnesota Municipal Fund intends to be "diversified" as defined in the Investment Company Act and thereby satisfy the restrictions against investing too much of its assets in any one issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

2.	The section titled “Organization and History,” on page 23 is, deleted in its entirety and replaced with the following:

Organization and History. Each Fund, except Oppenheimer Rochester Minnesota Municipal Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. Oppenheimer Rochester Minnesota Municipal Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. Each Fund was organized as a Massachusetts business trust in March 2006.

May 9, 2012                                                                                                                                                 PS0585.003